SUP-0107-0615

AB BLENDED STYLE SERIES, INC.

-AB 2000 Retirement Strategy

-AB 2010 Retirement Strategy

-AB 2020 Retirement Strategy

-AB 2030 Retirement Strategy

-AB 2040 Retirement Strategy

-AB 2050 Retirement Strategy

(each, a “Fund” and together, the “Funds”)

-AB 2005 Retirement Strategy

-AB 2015 Retirement Strategy

-AB 2025 Retirement Strategy

-AB 2035 Retirement Strategy

-AB 2045 Retirement Strategy

-AB 2055 Retirement Strategy

Supplement dated June 25, 2015 to the Prospectus and Summary Prospectuses dated December 31, 2014 offering Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares of each Fund (the “Prospectuses”).

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At a meeting held on June 24, 2015, the Board of Directors of AB Blended Style Series, Inc. approved the liquidation and dissolution of each Fund. The Funds have suspended sales of their shares to direct investors pending the completion of the liquidations and the payment of one or more liquidating distributions to each Fund’s shareholders. In the case of sales to certain retirement plans and sales made through retail omnibus platforms, however, the Funds will continue to offer their shares although without an initial sales charge. The Funds expect to make their liquidating distributions on or shortly after November 20, 2015.

In connection with the liquidations, the Board approved the immediate suspension of the Funds’ distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemption of the Funds’ shares on or after the date of this Supplement. This CDSC waiver will also apply to redemptions of shares of other AB Mutual Funds that are acquired through exchange of a Fund’s shares on or after the date of this Supplement.

Shareholders may redeem shares of the Funds, and may exchange shares of the Funds for shares of the same class of other AB Mutual Funds, until November 18, 2015. Shareholders should be aware that the Funds will convert their assets to cash and/or cash equivalents approximately two weeks before the liquidating distributions are made to shareholders. After a Fund converts its assets to cash, the Fund will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0107-0615